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EXHIBIT 10.1


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

$2,000,000.00                                                 September 17, 2002

         FOR VALUE RECEIVED, the undersigned, CELL ROBOTICS INTERNATIONAL, INC., a Colorado corporation ("Maker"), promises to pay to the order of DIPL. ING. OTON TISCH ("PAYEE"), at Apartado 76949, Caracas 1070 Venezuela (or such other place as Payee may from time to time designate), the sum of Two Million and No/100 Dollars ($2,000,000.00), or so much as may have been advanced hereunder, together with interest on the unpaid principal balance from time to time outstanding at a rate per annum equal to eight percent (calculated on the basis of the actual number of days elapsed, but computed as if each calendar year consisted of 365 days). Capitalized terms used but not defined herein shall have the meanings ascribed to those terms in that certain Loan Agreement, dated August 2, 2001, by and between Payee and Maker, as amended. Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Legal Rate.

         Interest on this Note shall accrue from the date hereof. All principal of and interest on this Note shall be paid on April 1, 2004.

         All past due principal of and accrued interest on this Note shall bear interest from maturity (stated, by acceleration, or otherwise) until indefeasibly paid in full at the lesser of ten percent and the Maximum Legal Rate.

         1. DISCRETIONARY ADVANCES. At any time and from time to time after the date hereof, Maker may request Payee to make an advance under this Section 1 (each, a "DISCRETIONARY ADVANCE"), provided that the amount so requested, plus the amount of all Discretionary Advances previously advanced by Payee under this
Section 1, shall not exceed an aggregate principal amount of $1,488,500. Upon any such request for a Discretionary Advance, Payee, in his discretion, may make the Discretionary Advance to Maker in immediately available funds in a principal amount equal to the amount of the Discretionary Advance so requested. Unless otherwise agreed by Payee, no Discretionary Advance under this Note shall be made following the earlier of (i) April 1, 2004 or (ii) the occurrence of an Event of Default and the notice by Payee of its intent to exercise its remedies pursuant to Section 3 hereof.

         2. COMMITTED ADVANCES. At any time and from time to time after the date hereof, Maker may request Payee to make an advance under this Section 2 (each, a "COMMITTED ADVANCE"), provided that the amount so requested, plus the amount of all Committed Advances previously advanced by Payee under this Section 2, shall

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not exceed an aggregate principal amount of $511,500. Upon any such request for a Committed Advance, Payee shall make the Committed Advance to Maker in immediately available funds in a principal amount equal to the amount of the Committed Advance so requested; provided that Payee shall have no obligation to make any Committed Advance if Payee is not satisfied in his reasonable credit judgment with the progress of any and all actions taken by Maker in respect of the capital raising activities of Maker. Unless otherwise agreed by Payee, no Committed Advance under this Note shall be made following the earlier of (i) April 1, 2004 or (ii) the occurrence of an Event of Default and the notice by Payee of its intent to exercise its remedies pursuant to Section 3 hereof.

         3. OPTIONAL PREPAYMENTS. Maker, at any time and from time to time, may prepay the unpaid principal amount of this Note in whole or in part without premium; provided, however, that any such optional prepayment shall be applied to accrued but unpaid interest and then to the unpaid principal amount of this Note.

         4. EVENTS OF DEFAULT AND REMEDIES. Upon or at any time after the occurrence of an Event of Default, the principal amount of this Note together with all interest accrued thereon shall, at the option of Payee and without notice or demand by Payee, become at once due and payable and Maker shall forthwith pay to Payee, in addition to any and all sums and charges due, the entire principal of and accrued and unpaid interest on this Note plus reasonable attorneys' fees and expenses, if the same are collected by or through an attorney at law. Upon or at any time after the occurrence of any Event of Default, Payee shall have and may exercise, at its election, from time to time any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by this Note, at law, in equity or otherwise, including, without limitation, (a) declaring the entire unpaid balance of this Note, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (b) reducing any claim to judgment; and
(c) bringing suit or other proceedings before any appropriate court either for specific performance of any covenant or condition contained in this Note or in aid of the exercise of any right granted to Payee in this Note.

         5. CUMULATIVE RIGHTS. No failure on the part of Payee to exercise, and no delay by Payee in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and are in addition to any other rights and remedies provided by Applicable Law or otherwise.

         6. WAIVER. Maker, and each surety, endorser, guarantor and other party ever liable for the payment of any sum of money payable on this Note, jointly and severally waive demand, presentment, protest, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in the collection or filing of suit hereon which may occur; agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note; and hereby consent to any and all renewals, extensions, indulgences, releases or changes hereof or hereto, regardless of the number of such renewals, extensions, indulgences, releases or changes.

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         7. NO ORAL AGREEMENTS. THIS NOTE (ALONG WITH THE OTHER LOAN DOCUMENTS)
REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

         8. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW MEXICO WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW MEXICO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW MEXICO. Any legal action or proceeding with respect to this Note shall be brought in any New Mexico state or federal court sitting in Bernalillo County, New Mexico, and, by execution and delivery of this Note, Maker hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Maker hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         9. SEVERABILITY. Any term or provision of this Note that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         10. SUCCESSION AND ASSIGNMENT. This Note shall be binding upon and inure to the benefit of Maker and Payee and their respective successors and permitted assigns. Payee may not assign either this Note or any of its rights, interests or obligations hereunder without the prior written approval of the Maker.

         11. AMENDMENT AND RESTATEMENT. This Note is given in amendment and restatement, and not in extinguishment or novation, of that certain Promissory Note dated March 29, 2002 in the face amount of $2,000,000 executed by Payee and payable to the order of Maker.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of this 13th day of November, 2002, but effective for all purposes as to the effective day and year first above written.

                                          CELL ROBOTICS INTERNATIONAL, INC.


                                          By:  /S/ GARY OPPEDAHL
                                               ----------------------------
                                               Gary Oppedahl
                                               President and CEO

                                      -3-
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ACKNOWLEDGED AND AGREED THIS 13TH DAY
OF NOVEMBER, 2002, BUT EFFECTIVE FOR ALL
PURPOSES AS TO THE EFFECTIVE DAY AND YEAR FIRST
ABOVE WRITTEN:


By:  /S/ OTON TISCH
     --------------
         Oton Tisch


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